                                                                   EXHIBIT 4.1

                               AMAX GOLD INC.


                                   Issuer



                                     TO



                    _____________________________________


                                   Trustee



                                  INDENTURE


                    Dated as of ______________, 199_____



                        Subordinated Debt Securities

                                 AMAX GOLD INC.

                                     Issuer

                 Certain Sections of this Indenture relating to
                      Section 310 through 318, inclusive,
                       of the Trust Indenture Act of 1939

Trust Indenture                Indenture Section
Act Section
(S)310          ..............   6.9
   (a)(1)       ..............   6.9
   (a)(2)       ..............   6.9
   (a)(3)       ..............   Not applicable
   (a)(4)       ..............   Not applicable
   (a)(5)       ..............   6.9
   (b)          ..............   6.8, 6.10
   (c)          ..............   Not Applicable
(S)311          ..............   6.13
   (a)          ..............   6.13
   (b)          ..............   6.13
   (c)          ..............   Not Applicable
(S)312          ..............   7.1
   (a)          ..............   7.1, 7.2(a)
   (b)          ..............   7.2(b)
   (c)          ..............   7.2(c)
(S)313          ..............   7.3(a)
   (a)          ..............   7.3(a)
   (b)          ..............   7.3(a)
   (c)          ..............   7.3(a)
   (d)          ..............   7.3(b)
(S)314          ..............   7.4
   (a)          ..............   7.4
   (a)(4)       ..............   1.1, 10.4
   (b)          ..............   Not Applicable
   (c)(1)       ..............   1.2
   (c)(2)       ..............   1.2
   (c)(3)       ..............   Not Applicable
   (d)          ..............   Not Applicable
   (e)          ..............   1.2
(S)315          ..............   6.1
   (a)          ..............   6.1
   (b)          ..............   6.2
   (c)          ..............   6.1
   (d)          ..............   6.1
   (e)          ..............   5.14

- ---------------------
Note: This reconciliation shall not, for any purpose, be deemed to be a part of the Indenture.


Trust Indenture                Indenture Section
Act Section
(S)316          ..............   1.1
   (a)          ..............   1.1
   (a)(1)(A)    ..............   5.2
                ..............   5.12
   (a)(1)(B)    ..............   5.13
   (a)(2)       ..............   Not Applicable
   (b)          ..............   5.8
   (c)          ..............   1.4(c)
(S)317          ..............   5.3
   (a)(1)       ..............   5.3
   (a)(2)       ..............   5.4
   (b)          ..............   10.3
(S)318          ..............   1.7
   (a)          ..............   1.7

- ------------------------------
Note: This reconciliation shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS


PARTIES   ........................................................    1

RECITALS  ........................................................    1

                                   ARTICLE 1

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION



1.1     Definitions...............................................   1
1.2     Compliance Certificates and Opinions......................  11
1.3     Form of Documents Delivered to Trustee....................  11
1.4     Acts of Holders; Record Dates.............................  12
1.5     Notices, Etc., to Trustee and Company.....................  15
1.6     Notice to Holders:  Waiver................................  15
1.7     Conflict with the Trust Indenture Act.....................  16
1.8     Effect of Headings and Table of Contents..................  17
1.9     Successors and Assigns....................................  17
1.10    Separability Clause.......................................  17
1.11    Benefits of Indenture.....................................  17
1.12    Governing Law.............................................  17
1.13    Legal Holidays............................................  17

                                  ARTICLE 2

                               SECURITY FORMS

2.1     Forms Generally...........................................  18
2.2     Form of Face of Registered Security.......................  18
2.3     Form of Reverse of Registered Security....................  20
2.4     Form of Trustee's Certificate of Authentication...........  27
2.5     Securities in Global Form.................................  27
2.6     Book-Entry Securities.....................................  28

                                  ARTICLE 3

                               THE SECURITIES

3.1     Amount Unlimited; Issuable in Series......................  31
3.2     Denominations.............................................  36
3.3     Execution, Authentication, Delivery and Dating............  36
3.4     Temporary Securities......................................  38
3.5     Registration, Registration of Transfer and Exchange.......  41
3.6     Mutilated, Destroyed, Lost and Stolen Securities..........  44
3.7     Payment of Interest: Interest Rights Preserved............  45
3.8     Persons Deemed Owners.....................................  47
3.9     Cancellation..............................................  48
3.10    Computation of Interest...................................  49

                                  ARTICLE 4

                         SATISFACTION AND DISCHARGE

4.1     Satisfaction and Discharge of Indenture...................  49
4.2     Application of Trust Money................................  51

                                   ARTICLE 5

                             DEFAULTS AND REMEDIES

5.1     Events of Default.........................................  51
5.2     Acceleration of Maturity;  Rescission and Annulment.......  54
5.3     Collection of Indebtedness and Suits for Enforcement
        by Trustee................................................  56
5.4     Trustee May File Proofs of Claim..........................  57
5.5     Trustee May Enforce Claims Without Possession of
        Securities................................................  57
5.6     Application of Money Collected............................  58
5.7     Limitation on Suits.......................................  58
5.8     Unconditional Right of Holders to Receive Principal,
        Premium and Interest......................................  59
5.9     Restoration of Rights and Remedies........................  59
5.10    Rights and Remedies Cumulative............................  59
5.11    Delay or Omission Not Waiver..............................  60
5.12    Control by Holders........................................  60
5.13    Waiver of Past Defaults...................................  61
5.14    Undertaking for Costs.....................................  61
5.15    Waiver of Stay or Extension Laws..........................  62

                                   ARTICLE 6

                                  THE TRUSTEE

6.1     Certain Duties and Responsibilities.......................  62
6.2     Notice of Defaults........................................  62
6.3     Certain Rights of Trustee.................................  63
6.4     Not Responsible for Recitals or Issuance of
        Securities................................................  64
6.5     May Hold Securities.......................................  64
6.6     Money Held in Trust.......................................  64
6.7     Compensation and Reimbursement............................  65
6.8     Disqualification; Conflicting Interests...................  65
6.9     Corporate Trustee Required; Eligibility...................  66
6.10    Resignation and Removal; Appointment of Successor.........  66
6.11    Acceptance of Appointment by Successor....................  68
6.12    Merger, Conversion, Consolidation or Succession to
        Business..................................................  69
6.13    Preferential Collection of Claims Against Company.........  70
6.14    Appointment of Authenticating Agent.......................  70

                                  ARTICLE 7

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

7.1     Company to Furnish Trustee Names and Addresses of
        Holders...................................................  72
7.2     Preservation of Information; Communications to
        Holders...................................................  72
7.3     Reports by Trustee........................................  73
7.4     Reports by Company........................................  73

                                   ARTICLE 8

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

8.1     Company May Consolidate, Etc., Only on Certain Terms......  74
8.2     Successor Substituted.....................................  75

                                   ARTICLE 9

                            SUPPLEMENTAL INDENTURES

9.1     Supplemental Indentures Without Consent of Holders........  75
9.2     Supplemental Indentures with Consent of Holders...........  77
9.3     Execution of Supplemental Indentures......................  78
9.4     Effect of Supplemental Indentures.........................  79
9.5     Conformity with the Trust Indenture Act...................  79
9.6     Reference in Securities to Supplemental Indentures........  79

                                   ARTICLE 10

                                   COVENANTS

10.1    Payment of Principal, Premium and Interest................  79
10.2    Maintenance of Office or Agency...........................  80
10.3    Money for Securities Payments to Be Held in Trust.........  81
10.4    Statement by Officers as to Default.......................  83
10.5    Existence.................................................  83
10.6    Maintenance of Properties.................................  83
10.7    Payment of Taxes and Other Claims.........................  83
10.8    Payment of Additional Amounts.............................  84
10.9    SEC Reports...............................................  85
10.10   Stay, Extension and Usury Laws............................  86
10.11   Waiver of Certain Covenants...............................  86

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

11.1    Applicability of Article..................................  87
11.2    Election to Redeem; Notice to Trustee.....................  87
11.3    Selection by Trustee of Securities to Be Redeemed.........  87
11.4    Notice of Redemption......................................  88
11.5    Deposit of Redemption Price...............................  90

11.6    Securities Payable on Redemption Date.....................  90
11.7    Securities Redeemed in Part...............................  91

                                   ARTICLE 12

                                 SINKING FUNDS

12.1    Applicability of Article..................................  91
12.2    Satisfaction of Sinking Fund Payments with Securities.....  91
12.3    Redemption of Securities for Sinking Fund.................  92

                                   ARTICLE 13

                       DEFEASANCE AND COVENANT DEFEASANCE

13.1    Company's Option to Effect Defeasance or Covenant
        Defeasance................................................  92
13.2    Defeasance and Discharge..................................  93
13.3    Covenant Defeasance.......................................  93
13.4    Conditions to Defeasance or Covenant Defeasance...........  94
13.5    Deposited Money and Government Obligations to be Held
        in Trust; Other iscellaneous Provisions...................  96
13.6    Reinstatement.............................................  97

                                   ARTICLE 14

                            CONVERSION OF SECURITIES

14.1    Applicability; Conversion Privilege and Conversion
        Price.....................................................  97
14.2    Exercise of Conversion Privilege..........................  98
14.3    Fractions of Shares.......................................  99
14.4    Adjustment of Conversion Price............................ 100
14.5    Notice of Adjustments of Conversion Price................. 106
14.6    Notice of Certain Corporation Action...................... 107
14.7    Company to Reserve Common Shares.......................... 108
14.8    Taxes on Conversion....................................... 108
14.9    Covenant as to Common Shares.............................. 108
14.10   Company as Holder of Converted Securities................. 108
14.11   Provisions in Case of Consolidation, Merger or Sale
        of Assets................................................. 109
14.12   Responsibility of Trustee and Conversion Agent............ 110

                                   ARTICLE 15

                                 SUBORDINATION

15.1    Securities Subordinate to Senior Indebtedness............. 110
15.2    Payment Over of Proceeds Upon Dissolution, Etc............ 110
15.3    Prior Payment to Senior Indebtedness upon
        Acceleration of Securities................................ 112
15.4    No Payment When Senior Indebtedness in Default............ 112
15.5    Payment Permitted If No Default........................... 113

15.6    Subrogation to Rights of Holders of Senior
        Indebtedness.............................................. 113
15.7    Provisions Solely to Define Relative Rights and
        Subject to Applicable Laws................................ 114
15.8    Trustee to Effectuate Subordination....................... 114
15.9    No Waiver of Subordination Provisions..................... 114
15.10   Notice to Trustee......................................... 115
15.11   Reliance on Judicial Order or Certificate of
        Liquidating Agent......................................... 116
15.12   Trustee Not Fiduciary for Holders of Senior
        Indebtedness.............................................. 116
15.13   Rights of Trustee as Holder of Senior Indebtedness;
        Preservation of Trustee's................................. 116
15.14   Article Applicable to Paying Agents....................... 117
15.15   Subsidiaries.............................................. 117
15.16   Rescission................................................ 117
15.17   Certain Conversions or Exchanges Deemed Payment........... 117

                                   ARTICLE 16

                       MEETINGS OF HOLDERS OF SECURITIES

16.1    Purposes for Which Meetings May Be Called................  118
16.2    Call, Notice and Place of Meetings.......................  118
16.3    Persons Entitled to Vote at Meetings.....................  119
16.4    Quorum; Action...........................................  119
16.5    Determination of Voting Rights; Conduct and
        Adjournment of Meetings..................................  120
16.6    Counting Votes and Recording Action of Meetings..........  121


   TESTIMONIUM
   SIGNATURES AND SEALS
   ACKNOWLEDGEMENTS

          INDENTURE, dated as of _____ 199___, between AMAX GOLD INC., a corporation duly incorporated and existing under the laws of Delaware (herein called the "Company"), and __________________ ___________________, a
________________ corporation, as Trustee hereunder (herein called the "Trustee").


                                    RECITALS

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of unsecured debentures, notes or other evidences of subordinated indebtedness (herein called the "Securities") to be issued by the Company, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

          All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:


                                   ARTICLE 1

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION
                             ----------------------

1.1      Definitions
         -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, consistently applied, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

         (d) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture;

         (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

"Act", when used with respect to any Holder, has the meaning specified in
Section 1.4.

"Additional Amounts" means any additional amounts that are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Authenticating Agent"  means any Person authorized by the Trustee pursuant to
Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

"Bearer Security" means any Security in the form established pursuant to
Section 2.1 which is payable to bearer, including, without limitation, unless the context otherwise indicates, a Security in temporary or permanent global bearer form.

"Board of Directors" means, when used with reference to the Company, the board of directors of the Company, or any committee of the board of directors of the Company empowered to act for the Company with respect to this Indenture.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

"Book-Entry Security" has the meaning specified in Section 2.4.

"Business Day" means, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close, except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture.

"Certification Date" means with respect to the Securities of any series (i) if Bearer Securities of such series are not to be initially represented by a temporary global Security, the date of delivery of the definitive Bearer Security and (ii) if Bearer Securities of such series are initially represented by a temporary global Security, the earlier of (A) the Exchange Date with respect to Securities of such series and (B) if the first Interest Payment Date with respect to Securities of such series is prior to such Exchange Date, such Interest Payment Date.

"Commission" means the Securities and Exchange Commission, as from time to time constituted or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"Common Depositary" has the meaning specified in Section 3.4.

"Common Shares" or "Common Shares of the Company" means the Common Stock, par value $.01 per share, of the Company and the shares of any other class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of 31 and Section 1411, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock, par value $.01 per share, in the restated certificate of incorporation of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company.

"Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

"Company Request" or "Company Order" means a written request or order signed in the name of the Company by its President or a Vice President, and by its Treasurer or its Secretary, and delivered to the Trustee.

"Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be conducted.

"Corporation" means a corporation, association, company, joint-stock company or business trust.

"Coupon" means any interest coupon appertaining to a Bearer Security.

"Covenant Defeasance" has the meaning specified in Section 13.3.

"Defaulted Interest" has the meaning specified in Section 3.7.

"Defeasance" has the meaning specified in Section 13.2.

"Defeasible Series" has the meaning specified in Section 13.1.

"Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency designated to act as Depositary for such Securities as contemplated by Section 3.1, that is registered under the Exchange Act if the Securities of such series were required to be registered under the Exchange Act.

"Event of Default" has the meaning specified in Section 5.1.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

"Exchange Date" has the meaning specified in Section 3.4.

"Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

"Government Obligations" means securities which are (i) direct full faith and credit obligations of the government which issued the currency in which the Securities of a particular series are denominated and in which payment of principal and interest are to be made or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on account of the holder of such depository receipt from any amount received by the custodian in respect of such Government Obligation or the specific payment of principal of or interest on such Government Obligation evidenced by such depository receipt.

"Holder" means a Person in whose name a Security is registered in the Security Register.

"Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of the particular series of Securities established as contemplated by Section 3.1.

"Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

"Interest Payment Date" means, when used with respect to any Security, the Stated Maturity of an installment of interest on such Security.

"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

"Material Subsidiary" means, at any date of determination, any subsidiary of the Company that, together with its subsidiaries, constitutes a "significant subsidiary" under Commission Regulation S-X.

 "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

"Notice of Default" means a written notice of the kind specified in Section 5.1(d).

"Officers' Certificate" means, when used with reference to the Company, a certificate signed on behalf of the Company by any one of the Chairman of the Board, the President or any Vice President of the Company, and by any one of the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, chief financial or principal accounting officer of the Company.

"Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

"Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

"Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
           ------

         (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be
                                  -------- ----
              redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (c)  Securities as to which Defeasance has been effected pursuant to
              Section 13.2; and

         (d) Securities which have been replaced pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
- --------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof (excluding premium or penalty, if any) that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 52, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 31 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) if the principal amount payable at Stated Maturity of any Security is not determinable upon original issuance, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.1, and (iv) Securities owned by the Company, or any other obligor upon the Securities or any Affiliate of the Company, or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, or any other obligor upon the Securities or any Affiliate of the Company, or of such other obligor.

"Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

"Person" means any individual, corporation, partnership, joint venture, trust, association, company, joint-stock company, business trust, unincorporated organization or government or any agency or political subdivision thereof.

"Place of Payment" means, when used with respect to the Securities of any series, the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified by Section 3.1.

"Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

"Proceeding" has the meaning specified in Section 15.2.

"Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

"Redemption Price" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

"Registered Security" means any Security in the form established pursuant to
Section 2.1 which is registered in the Security Register.

"Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

"Responsible Officer" means, when used with respect to the Trustee, the chairman, or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

"Securities Act" means the Securities Act of 1933 as in force at the date as of which this instrument was executed; provided, however, that in the event the
                                    --------  -------
Securities Act of 1933 is amended after such date, "Securities Act" means, to the extent required by any such amendments, the Securities Act of 1933, as so amended.

"Securities Payment" has the meaning specified in Section 15.2.

"Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Security or Securities authenticated and delivered under this Indenture.

"Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

"Senior Indebtedness" means, unless otherwise defined in the applicable indenture supplement, all amounts due on and obligations in connection with any of the following, whether outstanding at the date of execution of the Indenture, or thereafter incurred, assumed, guaranteed or otherwise created (including, without limitation, interest accruing on or after a bankruptcy or other similar event, whether or not an allowed claim therein): (a) indebtedness, obligations and other liabilities (contingent or otherwise) of the Company for money borrowed or evidenced by bonds, debentures, notes or similar instruments; (b) reimbursement obligations and other liabilities (contingent or otherwise) of the Company with respect to letters of credit or banker's acceptances issued for the account of the Company or any of its Subsidiaries and interest rate protection agreements and currency exchange or purchase agreements; (c) obligations and liabilities (contingent or otherwise) related to capitalized lease obligations of the Company; (d) indebtedness, obligations and other liabilities (contingent or otherwise) of the Company related to agreements or arrangements designed to protect the Company or any of its Subsidiaries against fluctuations in commodity prices, including, without limitation, commodity futures contracts or similar hedging instruments; (e) indebtedness of others of kinds described in the preceding clauses (a) through (d) that the Company has assumed, guaranteed or otherwise assured the payment of directly or indirectly; (f) any indebtedness of another Person described in the preceding clauses (a) through
(e) secured by any mortgage, pledge, lien or other encumbrance on property owned or held by the Company; and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability described in clauses (a) through
(f); unless, in any case, the instrument creating or evidencing such indebtedness, obligation, liability, guaranty, assumption, deferral, renewal, extension or refunding provides that such indebtedness, obligation, liability, guarantee, assumption, deferral, renewal, extension or refunding is not senior in right of payment to the Securities or that such indebtedness is pari passu
                                                                   ---- -----
with or junior to the Securities.

"Subordinated Indebtedness" means the Securities and any other indebtedness, guarantee or obligation of the Company that specifically provides that such indebtedness, guarantee or obligation is to rank pari passu with other
                                                 ---- -----
Subordinated Indebtedness of the Company and is not subordinated by its terms to any indebtedness, guarantee or obligation of the Company which is not Senior Indebtedness.

"Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

"Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

"Subsidiary" means any corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

"Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the
                                               --------  -------
event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the

Securities of any series shall mean the Trustee with respect to Securities of that series.

"Vice President" means, when used with respect to the Company or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

"Yield to Maturity", when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth on the fact thereof.



1.2      Compliance Certificates and Opinions
         ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.4) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein related thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

1.3       Form of Documents Delivered to Trustee
          --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

1.4      Acts of Holders; Record Dates
         -----------------------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at a meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instrument and any such records. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 61) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The principal amount and serial numbers of Registered Securities, and the date of holding the same, shall be proved by the Security Register.

          (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (f) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Sections 5.1, 5.2 or 51.2.

          (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

1.5       Notices, Etc., to Trustee and Company
          -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

         (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
              Attention: _____________________________; or

         (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company; and in the case of Bearer Securities, at the address of an office or agency located outside the United States maintained by the Company in accordance with Section 10.2.

1.6      Notice to Holders:  Waiver
         --------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided)
(i) to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice and (ii) to Holders of Bearer Securities if published in an Authorized Newspaper in the City of New York and London or other capital city in Western Europe and in such other city or cities as may be specified in such Bearer Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and the second such publication to be not later than the latest date, prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case in which notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security, shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

          In case by reason of the suspension of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be made with the approval of the Trustee for such Securities shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

1.7       Conflict with the Trust Indenture Act
          -------------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

1.8       Effect of Headings and Table of Contents
          ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

1.9       Successors and Assigns
          ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

1.10      Separability Clause
          -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.11      Benefits of Indenture
          ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent, any Paying Agent, any Security Registrar and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

1.12      Governing Law
          -------------

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

1.13      Legal Holidays
          --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from
                 -------------
and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

1.14      Corporate Obligation
          --------------------

          No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Company or the Trustee or of any predecessor or successor of the Company or the Trustee with respect to the Company's obligations on the Securities or any coupons appertaining thereto or the obligations of the Company or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith.


                                   ARTICLE 2

                                 SECURITY FORMS
                                 --------------

2.1       Forms Generally
          ---------------

          The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons appertaining thereto shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to Board Resolutions of the Board of Directors of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons appertaining thereto, as evidenced by their execution of the Securities or coupons appertaining thereto. If temporary Securities of any series are issued in global form as permitted by
Section 3.4, the form thereof shall be established as provided in the preceding sentence. If the form of Securities of any series (or any such temporary global security) or coupons appertaining thereto of any series is established by action taken pursuant to such Board Resolutions, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities (or any such temporary global security) or coupons appertaining thereto.

          Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons appertaining thereto attached.

          The definitive Securities and coupons appertaining thereto, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons appertaining thereto, as evidenced by their execution thereof.

2.2       Form of Face of Registered Security
          -----------------------------------

          [Insert any legend required by the Internal Revenue Code and the
           ---------------------------------------------------------------
regulations thereunder.]
- ----------------------


                                 AMAX GOLD INC.

                       __________________________________



No. _______                                          [U.S. $]__________

          AMAX GOLD INC., a corporation duly incorporated and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________________________, or registered assigns, the principal sum of ___________________________________ [Dollars] on
________________________ [if the Security is to bear interest prior to Maturity,
                         -------------------------------------------------------
insert  --  , and to pay interest thereon from _________________________ or from
- ------------
the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually] [quarterly] on ________________ and _______________ in each year, commencing _________________, at the rate of
____________% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of _____% per annum on any overdue principal and premium and on any overdue installment of interest, from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _________ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]

          [If the Security is not to bear interest prior to Maturity, insert --
           --------------------------------------------------------------------
The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of _________% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of principal of (and premium, if any) and [if applicable,
                                                             --------------
insert  --   any such] interest on this Security will be made at the office or
- ------------
agency of the Company maintained for that purpose in ______________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --;
                                                      ---------------------
provided, however, that at the option of the Company payment of interest may be
- --------  -------
made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:


                         AMAX GOLD INC.

                         By:



Attest:




2.3       Form of Reverse of Registered Security
          --------------------------------------

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of __________, 199__ (herein called the "Indenture"), among the Company and _____________, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate amount to [U.S.$] ________].

          [If applicable, insert -- Subject to and upon compliance with the
           ---------------------
provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on ____________________, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the 10th calendar day before the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is [U.S. $]1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable Common Shares (calculated as to each conversion to the nearest 1/100 of a share) at an initial Conversion Price per Common Share equal to [U.S. $]_________ per Common Share (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in ______________________, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in such case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Shares issued on conversion. No fractions or shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a part or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of Common Shares into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Shares failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). Adjustments in the Conversion Price of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.]

          [If applicable, insert -- The Securities of this series are subject to
           ---------------------
redemption upon not less than 30 days' notice by mail, [if applicable, insert --
                                                        ---------------------
(1) on __________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if
                                                                   --
applicable, insert -- on or after __________, 199__], as a whole or in part, at
- ------------------
the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): if redeemed [if applicable, insert -- on
                                                    ---------------------
or
before ________, __%, and if redeemed] during the 12 month period beginning _____ of the years indicated,


 Year   Redemption   Year   Redemption
          Price               Price
- ------ ------------ ------ ------------







and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether
                                             ---------------------
through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to
           ---------------------
redemption upon not less than 30 days' notice by mail, (1) on _____ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert
                                                           ---------------------
- -- on or after _____], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: if redeemed during the 12-month period beginning _____ of the years indicated,



                                    Redemption Price
              Redemption Price       for Redemption
               for Redemption        Otherwise Than
                  Through           Through Operation
              Operation of the       of the Sinking
  Year          Sinking Fund             Fund
- --------   ----------------------   ------------------










and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such securities, or one or more Predecessor securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The sinking fund for this series provides
           ---------------------
for the redemption on _____ in each year beginning with the year _____ and ending with the year _____ of [if applicable, insert -- not less than [U.S.
                               ---------------------
$]_____ ("mandatory sinking fund") and not more than] [U.S. $]_____ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable,
                                                            --------------
insert -- mandatory] sinking fund payments may be
- ------
credited against subsequent [if applicable, insert -- mandatory] sinking fund
                             ---------------------
payments otherwise required to be made [if applicable, insert -- in the inverse
                                        ---------------------
order in which they become due].]

          [If the Security is subject to redemption of any kind, insert -- In
           ------------------------------------------------------------
the event of redemption [if applicable, insert -- or conversion] of this
                         ---------------------
Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed [if applicable, insert -- or unconverted] portion
                          ---------------------
hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, (i) subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and
(ii) pari passu with all other Subordinated Indebtedness, and this Security is
     ---- -----
issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          [If applicable, insert -- The Indenture contains provisions for
           ---------------------
defeasance at any time of [(1) the entire indebtedness of this Security or (2)] certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

          [If the Security is not an Original Issue Discount Security, insert --
           ------------------------------------------------------------------
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If
           --------------------------------------------------------------
an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the
                                             ----------------------------------
amount.  Upon payment (i) of the amount of principal so declared due and payable
- ------
and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of Securities of such series, to waive compliance by the Company with certain past provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          Subject to the rights of holders of Senior Indebtedness, as set forth in the Indenture, no other reference herein to the Indenture and no other provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which are unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed [if applicable, insert -- or to convert
                                          ---------------------
this Security as so provided in the Indenture].

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          [The Securities of this series are issuable only in registered form without coupons in denominations of [U.S. $1,000] and any integral multiple thereof.] As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           [If applicable, insert --
                            ---------------------

                          [FORM OF CONVERSION NOTICE]

To:       AMAX GOLD INC.

          The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is [U.S. $1,000] or an integral multiple thereof) below designated, into Common Shares of Amax Gold Inc., in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conver-sion, together with any check in payment for fractional shares and any Securities, representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Fill in for registration of
Common Shares
and Securities if to be
issued otherwise than
to the registered holder.
                                Principal Amount to be
                                converted (in an integral
Name                            multiple of [U.S. $1,000],
                                if less than all):

                                [U.S. $]

Address


(Please print name and          Signature
address, including
zip/postal code number)

SOCIAL SECURITY OR OTHER          [SIGNATURE GUARANTEED --
TAXPAYER IDENTIFYING NUMBER     required only if Common Shares
                                and Securities are to be issued and
                                delivered to other than the
                                registered holder]


2.4       Form of Trustee's Certificate of Authentication
          -----------------------------------------------

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                    As Trustee


                                                    By:
                                                    Authorized Officer


2.5       Securities in Global Form
          -------------------------

          If Securities of a series are issuable in global form, as contemplated by Section 3.1, then, notwithstanding clause (10) of Section 3.1 and the provisions of Section 3.2, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of

Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order to be delivered to the Trustee pursuant to Section 3.3 or Section 3.4. Subject to the provisions of
Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. If a Company Order pursuant to Section 3.3 or
3.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel.

          The provisions of the last sentence of Section 3.3 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3.

          Notwithstanding the provisions of Sections 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of (and premium, if any) and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

          Notwithstanding the provisions of Section 3.8 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company or of the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a global Security as shall be specified in a written statement, if any, of the Holder of such global Security or, in the case of a global Bearer Security, of Euroclear or CEDEL S.A., which is produced to the Security Registrar by such Holder, Euroclear or CEDEL S.A., as the case may be.

          Global Securities may be issued in either registered or bearer form and in either temporary or permanent form. Permanent global Securities will be issued in definitive form.

2.6       Book-Entry Securities
          ---------------------

          Notwithstanding any provision of this Indenture to the contrary:

               (a) At the discretion of the Company, any Registered Security may be issued from time to time, in whole or in part, in permanent global form registered in the name of a Depositary, or its nominee. Each such Registered Security in permanent global form is hereafter referred to as a "Book-Entry Security." Upon such election, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, one or more Book-Entry Securities that (i) are denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series, (ii) are registered in the name of the Depositary or its nominee, (iii) are delivered by the Trustee or an Authenticating Agent to the Depositary or pursuant to the Depositary's instructions and (iv) bear a legend in substantially the following form (or such other form as the Depositary and the Company may agree upon):

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF {THE DEPOSITARY}, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF {NOMINEE OF THE DEPOSITARY} OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF {THE DEPOSITARY} (AND ANY PAYMENT IS MADE TO {NOMINEE OF THE DEPOSITARY} OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF {THE DEPOSITARY}), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, {NOMINEE OF THE DEPOSITARY}, HAS AN INTEREST HEREIN.

               (b) Any Book-Entry Security shall be initially executed and delivered as provided in Section 3.3. Notwithstanding any other provision of this Indenture, unless and until it is exchanged in whole or in part for Registered Securities not issued in global form, a Book-Entry Security may not be transferred except as a whole by the Depositary to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

               (c) If at any time the Depositary notifies the Company or the Trustee that it is unwilling or unable to continue as Depositary for any Book-

                    Entry Securities, the Company shall appoint a successor Depositary, whereupon the retiring Depositary shall surrender or cause the surrender of its Book-Entry
                    Security or Securities to the Trustee. The Trustee shall promptly notify the Company upon receipt of such notice.
                    If a successor Depositary has not been so appointed by the effective date of the resignation of the Depositary, the Book-Entry Securities will be issued as Registered Securities not issued in global form, in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities theretofore held by the Depositary.

          The Company may at any time and in its sole discretion determine that the Securities shall no longer be Book-Entry Securities represented by a global certificate or certificates, and will so notify the Depositary. Upon receipt of such notice, the Depositary shall promptly surrender or cause the surrender of its Book-Entry Security or Securities to the Trustee. Concurrently therewith, Registered Securities not issued in global form will be issued in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities theretofore held by the Depositary.

          Upon any exchange of Book-Entry Securities for Registered Securities not issued in global form as set forth in this Section 2.4(c), such Book-Entry Securities shall be cancelled by the Trustee, and Securities issued in exchange for such Book-Entry Securities pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Book-Entry Securities, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee or any Authenticating Agent shall deliver such Securities to the persons in whose names such Securities are so registered.

               (d) The Company and the Trustee shall be entitled to treat the Person in whose name any Book-Entry Security is registered as the Holder thereof for all purposes of the Indenture and any applicable laws, notwithstanding any notice to the contrary received by the Trustee or the Company; and the Trustee and the Company shall have no responsibility for transmitting payments to, communication with, notifying, or otherwise dealing with any beneficial owners of any Book-Entry Security. Neither the Company nor the Trustee shall have any responsibility or obligations, legal or otherwise, to the beneficial owners or to any other party including the Depositary, except for the Holder of any Book-Entry Security, provided however, notwithstanding anything herein to the contrary, (i) for the purposes of determining whether the requisite principal amount of Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver, instruction or other action hereunder as of any date, the Trustee shall treat any Person specified in a written statement of the Depositary with respect to any Book-Entry Securities as the Holder of the principal amount of such Securities set forth therein and (ii) nothing herein shall prevent the Company, the Trustee, or any agent of the Company or Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary with respect to any Book-Entry Securities, or impair, as between a Depositary and holders of beneficial interests in such Securities, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Securities.

               (e) So long as any Book-Entry Security is registered in the name of a Depositary or its nominee, all payments of the principal of (and premium, if any) and interest on such Book-Entry Security and redemption thereof and all notices with respect to such Book-Entry Security shall be made and given, respectively, in the manner provided in the arrangements of the Company with such Depositary.


                                   ARTICLE 3

                                 THE SECURITIES
                                 --------------

3.1       Amount Unlimited; Issuable in Series
          ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued from time to time in one or more series. All Securities of each series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series. There shall be established in or pursuant to Board Resolutions of the Company and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:


          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (d) the date or dates on which the principal of the Securities of the series is payable;

          (e) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable on any Securities and the Regular Record Date for any interest payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (f) the place or places where the principal of and any premium and interest on the Securities of the series shall be payable;

          (g) if redeemable, the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

          (h) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund, purchase fund or analogous obligation or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (i) if other than denominations of U.S. $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (j) the currency, currencies or currency unit or units in which the Securities of such series shall be denominated and in which payment of the principal of and any premium and interest on any Securities of such series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.1;

          (k) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined by reference to an index, formula or other method, including, without limitation, any such method based on (i) currency, currencies or currency units other than that in which the Securities of such series are payable, (ii) changes in the price of one or more other securities or groups or indices of securities, or (iii) changes in the prices of one or more commodities or groups or indexes of commodities or any combination of the foregoing, the manner in which such amounts shall be determined and any commodities, currencies, currency units or indices, value, rate or price relevant to such determination;

          (l) if the principal of or any premium or interest on any Securities of the series are to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the period or periods within which, and the terms and conditions upon which, such election is to be made and the amount so payable for the manner in which such amount shall be determined;

          (m) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

          (n) if the principal amount payable at the Stated Maturity of any Securities of the series is not determinable upon original issuance thereof, the amount which shall be deemed to be the principal amount of such Securities for any other purpose hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date (or, in any such case, the manner in which such principal amount shall be determined);

          (o) if applicable, that the Securities of the series shall be subject to either or both of Defeasance or Covenant Defeasance as provided in Article 13; provided that no
                                                         -------------
                   series of Securities that is convertible into or exchangeable for any other securities pursuant to Section 31 shall be subject to Defeasance pursuant to Section 13.2;

          (p) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, as Book-Entry Securities or otherwise, with or without coupons appertaining thereto and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.5, and the Depositary for any global Security or Securities;

          (q) the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable at the option of the Holders thereof or the Company, for or into new Securities of a different series, other Securities of the same series of the same aggregate principal amount of a different kind or different authorized denomination or denominations, or other securities or other property, including shares in the capital of the

                   Company or any subsidiaries of the Company or securities directly or indirectly convertible into or exchangeable for such shares;

          (r) if applicable, any covenants in addition to those set forth in Article 10 to which the Company may be subject with respect to Securities of such series; or any other additions, deletions or changes to the provisions of
                   Article 10 or any definitions relating to such Article that shall be applicable to the Securities of the series (including, without limitation, a provision making any Section of such Article inapplicable to the Securities of such series and/or financial or operational covenants, if any, applicable to such series of Securities);

          (s) any Event of Default with respect to the Securities of such series, if not set forth herein, and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such series (including a provision making any Event of Default set forth herein inapplicable to the Securities of that series);

          (t) provisions, if any, regarding the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to the Board Resolution or other supplemental indenture creating such series;

          (u) the provisions for the payment of any additional amounts, to the extent not set forth herein; and

          (v) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolutions of the Company referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

          If any of the terms of the series are established by action taken pursuant to Board Resolutions of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificates setting forth the terms of the series.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article 15.

3.2       Denominations
          -------------

          The Securities of each series shall be issuable in registered form without coupons in such denominations and in such currencies as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series shall be issuable in denominations of U.S. $1,000 and any integral multiple thereof and the Bearer Securities of such series shall be issuable in denominations of U.S. $5,000 and any integral multiple thereof. Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, any Securities of a series denominated in a currency other than Dollars shall be issuable in denominations that are the equivalent, as determined by the Company by reference to the noon buying rate in [The City of New York for cable transferees] for such currency, as such rate is reported or otherwise made available by the [Federal Reserve Bank of New York], on the applicable issue date for such Securities, of $1,000 and any integral multiple thereof.

3.3       Execution, Authentication, Delivery and Dating
          ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Company's President or one of its Vice Presidents.

          Securities and coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or coupons or did not hold such offices at the date of such Securities or coupons.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order (which may provide that Securities that are the subject thereof will be authenticated and delivered by the Trustee upon the telephonic or written order of Persons designated in said Company Order and that such Persons are authorized to determine such terms and conditions of said Securities as are specified in the Company Order) shall authenticate and deliver such Securities; provided, however, that, in connection with its sale,
                         --------  -------
during the "restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7)
of the United States Treasury Regulations), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided,
                                                                 --------
further, that a Bearer Security may (other than a temporary global security in
- -------
bearer form delivered as provided in Section 3.4) be delivered outside the United States in connection with its original issuance and only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A to this Indenture, or in such other form of certificate as shall contain information then required by federal income tax laws and, if applicable, federal securities laws, dated no earlier than the Certification Date. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 3.4, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange or a portion of a temporary global Security shall be deemed to be delivery in connection with sale, during the "restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations) of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 3.6, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

          If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions of the Company as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) if the form of such Securities has been established by or pursuant to Board Resolutions of the Company as permitted by
               Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolutions of the Company as permitted by
               Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and to such other matters as counsel may specify.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Each Registered Security shall be dated the date of its authentication; and each Bearer Security shall be dated as of the date of issuance of the first Bearer Security of such series to be issued.

          Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and contemplate issuance of all Securities of such series.

          Each Security shall be dated the date of its authentication.

          No Security or coupon or coupons appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, or the Security to which such coupon appertains, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

3.4       Temporary Securities
          --------------------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons appertaining thereto or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form. A temporary Bearer Security shall be delivered only in compliance with the conditions set forth in Section 3.3.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 10.2 in a Place of Payment for that series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

          Any temporary global Bearer Security and any permanent global Bearer Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary") for the benefit of Euroclear and CEDEL S.A. for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Bearer Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such temporary global Bearer Security, executed by the Company. On or after the Exchange Date such temporary global Bearer Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Bearer Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Bearer Security to be exchanged; provided,
                                                       --------
however, that unless otherwise specified in such temporary global Bearer
- -------
Security, no such definitive Securities shall be delivered unless, upon such presentation by the Common Depositary, such temporary global Bearer Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Bearer Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary global Bearer Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture. The definitive Securities to be delivered in exchange for any such temporary global Bearer Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 3.1, and if any combination thereof is so specified, as requested by the beneficial owner thereof.

          Unless otherwise specified in the temporary global Bearer Security, the interest of a beneficial owner of Securities of a series in a temporary global Bearer Security shall be exchanged on or after the Exchange Date for definitive Securities (and where the form of the definitive Securities is not specified by the Holder for an interest in a permanent global Security) of the same series and of like tenor upon delivery by such beneficial owner to Euroclear or CEDEL S.A., as the case may be, of a certificate in the form set forth in Exhibit A to this Indenture dated no earlier than the Certification Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Bearer Security, any exchange shall be made free of charge to the beneficial owners of such temporary global Bearer Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Bearer Security shall be delivered only outside the United States.

          All Outstanding temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.1, interest payable on a temporary global bearer Security on an Interest

Payment Date for Securities of such series shall be payable to Euroclear and CEDEL S.A. on such Interest Payment Date upon delivery by Euroclear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit B to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Bearer Security on such Interest Payment date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A to this Indenture. Any interest so received by Euroclear or CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 10.3.

3.5       Registration, Registration of Transfer and Exchange
          ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security or of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferee, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. A Holder of Registered Securities cannot have Bearer Securities issued in exchange for such Registered Securities.

          At the option of the Holder of Bearer Securities of any series, such Bearer Securities may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive from the Company the amount of such payment; provided, however, that, except as
                                        --------  -------
otherwise provided in Section 10.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.1, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of in interests in a permanent global Security are entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.1, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in an aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered from time to time in accordance with instructions given to the Trustee and the Common Depositary (which instructions shall be in writing but need not comply with Section 1.3 or be accompanied by an Opinion of Counsel) by the Common Depositary or such other depositary or Common Depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, a like aggregate principal amount of other definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by
Section 3.1, shall be in the form of Bearer Securities or Registered
Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur
                          --------  -------
during a period beginning at the opening of business 15 days before any selection of Securities of that series is to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security
                              --------  -------
delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Common Depositary or such other depositary referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company, or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the

Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

          The Company shall not be required to (a) issue, register the transfer or exchange of Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on (i) if Securities of the series are issuable only as Registered Securities, the day of the mailing on the relevant notice of redemption and (ii) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption, except that if Securities of the series are also issuable as Registered Securities and there is no publication, the day of mailing of the relevant notice of redemption, or (b) register the transfer or exchange of any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (c) exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

3.6       Mutilated, Destroyed, Lost and Stolen Securities
          ------------------------------------------------

          If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon appertaining thereto and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

          In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion, may, instead of issuing a new Security, pay such Security; provided,
                                                                       --------
however, that the principal of and any premium and interest on Bearer Securities
- -------
shall, except as otherwise provided in Section 10.2, be payable only at an office or agency located outside the United States.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series with its coupon, if any, issued pursuant to this Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

3.7       Payment of Interest: Interest Rights Preserved
          ----------------------------------------------

          Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Interest on any Bearer Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the bearer of the applicable coupon appertaining to such Bearer Security. Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company (i) in the case of Registered Securities, by check mailed or delivered to the address of any person entitled thereto as such address shall appear in the Security Register, or (ii) in the case of Bearer Securities, except as otherwise provided in Section 10.2, upon presentation and surrender of the appropriate coupon appertaining thereto at an office or agency of the Company in a Place of Payment located outside the United States or by transfer to an account maintained by the payee with a bank located outside the United States.

          In the case of Securities represented by a Global Security registered in the name of or held by a Depositary or its nominee, unless otherwise specified by Section 3.1, payment of principal, premium, if any, and interest, if any, will be made to the Depositary or its nominee, as the case may be, as the registered owner or Holder of such Global Security. None of the Company, the Trustee, any Paying Agent, any Authenticating Agent nor the Security Registrar for such Securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

          Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, on such date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such

               Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause
               (b).

          (b) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

3.8       Persons Deemed Owners
          ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name a Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and any premium and (except as otherwise specified as contemplated by Section
3.1 and subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          In the case of a Global Security, so long as the Depositary for such Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or Holder of the Securities represented by such Global Security for all purposes under this Indenture. Except as provided in Section 3.5, owners of beneficial interests in a Global Security will not be entitled to have Securities that are represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of such Securities in definitive form and will not be considered the owners or Holders thereof under this Indenture.

          Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall (a) prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or (b) impair, as between a Depositary and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Global Security.

3.9       Cancellation
          ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. All Registered Securities and matured coupons so delivered shall be promptly cancelled by the Trustee. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and, upon instruction by a Company Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and like tenor or the related coupons pursuant to Section 3.6. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered to the Trustee for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

          In the case of any temporary global Bearer Security, which shall be disposed of if the entire aggregate principal amount of the Securities represented thereby has been exchanged, the certificate of disposition shall state that all certificates required pursuant to Section 3.4 hereof, substantially in the form of Exhibit B hereto, to be given by Euroclear or CEDEL S.A., have been duly presented to the Trustee for such Securities by Euroclear or CEDEL S.A., as the case may be. Permanent global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereon is made in full.

3.10      Computation of Interest
          -----------------------

          Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                   ARTICLE 4

                           SATISFACTION AND DISCHARGE
                           --------------------------

4.1       Satisfaction and Discharge of Indenture
          ---------------------------------------

          This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights or registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (a)  either,

                (i) all Securities theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (A) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.5, (B) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (C) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.6, and (D) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation, or

               (ii) all Securities of such series and any coupons
                    appertaining thereto not theretofore delivered to the Trustee for cancellation

                    (A)  have become due and payable, or

                    (B) will become due and payable at their Stated Maturity within one year, or

                    (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, money in the currency in which the Securities of such series are denominated or Government Obligations of the government issuing the currency in which the Securities of such series are denominated which through the payment of interest and principal in respect thereof in accordance with their terms will provide lawful money not later than one day before the due dates of principal (and premium, if any) or interest, or any combination thereof, in an amount sufficient to pay and discharge the entire indebtedness on such Securities of such series and any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest and any mandatory sinking funds to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to the Securities of all series to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

4.2       Application of Trust Money
          --------------------------

          Subject to the provisions of the penultimate paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee and shall not be subject to the claims of the holders of Senior Indebtedness.


                                   ARTICLE 5

                             DEFAULTS AND REMEDIES
                             ---------------------

5.1       Events of Default
          -----------------

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the Board Resolutions or supplemental indenture creating such series of Securities or in the form of Security for such series:

          (a) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, upon repurchase, following acceleration or otherwise; or

          (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series or the failure to redeem or repurchase any Securities or series of Securities when required to do so pursuant to the terms of this Indenture or such Securities or series of Securities; or

          (d) default in the performance, or breach of any covenant or warranty of the Company in this Indenture or of any other covenant to which the Company is subject with respect to such series of Securities by virtue of Section 3.1 (other than a covenant or warranty a default in whose performance or whose breach is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture or in the applicable Board Resolutions or supplemental indenture with respect to such series of Securities solely for the benefit of a series of Securities other than that series or which has been included in this Indenture or in the applicable Board Resolutions or supplemental indenture with respect to such series of Securities but not made applicable to the Securities of such series) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or (ii) a decree or order adjudging the Company or any Material Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief specified in this clause
               (ii)
               unstayed and in effect for a period of 60 consecutive days;
               or

          (f) the commencement by the Company or any Material Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Material Subsidiary to the entry of a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorgani-zation or other similar law, or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Material Subsidiary or the filing by the Company or any Material Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by any of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignees, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of their respective properties, or the making by the Company or any Material Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Material Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action; or

          (g) any other Event of Default provided in the supplemental indenture or Board Resolution of the Company under which such series of Securities is issued or in the form of Security for such series.

          Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 5.1 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. Promptly after the establishment of a record date pursuant to the provisions of this Section 51, the Trustee shall notify the Company and the Holders of Outstanding Securities of such series of the establishment of such record date. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have
                  -------------
become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Notice of Default contrary to or different from, or, after the expiration of such period, identical to, a Notice of Default that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

5.2       Acceleration of Maturity; Rescission and Annulment
          --------------------------------------------------

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of (i) the series affected by such default (in the case of an event of Default described in clause (a), (b), (c) or (g) of Section 5.1) or (ii) all series of Securities (subject to the immediately following sentence, in the case of other Events of Default) may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of such series affected by such default or all series, as the case may be, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If the Event of Default is an event described in clause 5.1(e) or 5.1(f) above, the principal amount (or in the case of Original Issue Discount Securities, such portion thereof) of all Securities shall become due and payable immediately, without notice or further action of any kind whatsoever.

          At any time after such a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (i) all overdue interest on all Securities of that series (or of all series, as the case may be) and any coupons appertaining thereto,

               (ii) the principal of (and premium, if any, on) any Securities of that series (or of all series, as the case may be) which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefore in such Securities, to the extent that payment of such interest is lawful,

              (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of the principal of Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 52 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such declaration or rescission or annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. Promptly after the establishment of a record date pursuant to the provisions of this Section 52, the Trustee shall notify the Company and the Holders of the Outstanding Securities of such series of the establishment of such record date. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment,as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such
                                               -------------
declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a declaration of acceleration, or a rescission and annulment of any such declaration, contrary to or different from, or, after the expiration of such period, identical to, a declaration, or rescission and annulment, as the case may be, that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

5.3       Collection of Indebtedness and Suits for Enforcement by Trustee
          ---------------------------------------------------------------

          The Company covenants that if:

          (a) default is made in the payment of any installment of interest on any Security of any series and any coupons appertaining thereto when such interest becomes due and payable and such default continues for a period of 30 days; or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof; or

          (c) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series, and any such default continues for any period of grace provided with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of clause (c) above), the whole amount then due and payable on any such Security (or the Securities of any such series in the case of clause (c) above) for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefore by the terms of any such Security (or of Securities of any such series in the case of clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decrees, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If the Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

5.4       Trustee May File Proofs of Claim
          --------------------------------

          In case of any judicial proceeding relative to the Company or any other obligor upon the Securities, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

5.5       Trustee May Enforce Claims Without Possession of Securities
          -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the

Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

5.6       Application of Money Collected
          ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities or coupons, or both as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (a)  first, to the payment of all amounts due the Trustee under
               Section 6.7;

          (b) second, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal and any premium and interest, respectively; and

          (c) third, the balance, if any, to the Company or any other Person or Persons entitled thereto.

5.7       Limitation on Suits
          -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request;

          (d) the Trustee for 60 days after receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

5.8       Unconditional Right of Holders to Receive Principal, Premium and
          ----------------------------------------------------------------
          Interest
          --------

          Notwithstanding any other provision of this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium on and (except as specified as contemplated by Section 3.1 and subject to Section 3.7) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

5.9       Restoration of Rights and Remedies
          ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

5.10      Rights and Remedies Cumulative
          ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen

Securities or coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

5.11      Delay or Omission Not Waiver
          ----------------------------

          No delay or omission of the Trustee or of any Holder of any Securities or coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

5.12      Control by Holders
          ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, relating to or arising under an Event of Default described in clause (a), (b), (c) or (g) of Section 5.1, and with respect to all Securities the Holders of a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:
                          -------------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to Holders of Securities of that series, or any other series, not taking part in such direction; and

          (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Upon receipt by the Trustee of any such direction with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for determining the Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction.

Promptly after the establishment of a record date pursuant to the provisions of this Section 5.12, the Trustee shall notify the Holders of the Outstanding Securities of such series of the establishment of such record date. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction shall have become effective by virtue of
- -------------
Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such direction, such direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a direction contrary to or different from, or, after the expiration of such period, identical to, a direction that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

5.13      Waiver of Past Defaults
          -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, and the Holders of a majority in principal amount of all outstanding Securities may on behalf of the Holders of all Securities waive any other past default hereunder and its consequences, except a default:

          (a) in the payment of the principal of or any premium or interest on any Security of such series; or

          (b) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

5.14      Undertaking for Costs
          ---------------------

          All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that this Section shall not be deemed to authorize any court to require
- -------------
such an undertaking or to make such an assessment in any suit instituted by the Company, or to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding
Securities of any series.

5.15      Waiver of Stay or Extension Laws
          --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company hereby expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.


                                   ARTICLE 6

                                  THE TRUSTEE
                                  -----------

6.1       Certain Duties and Responsibilities
          -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing (but subject to Section 1.7), no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

6.2       Notice of Defaults
          ------------------

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall give notice of such default hereunder known to the Trustee to all Holders of Securities of such series in the manner provided in Section 1.6, unless such default shall have been cured or waived;

provided, however, that, except in the case of a default in the payment of the
- --------  -------
principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the
                 --------  -------
character specified in Section 5.1 with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

6.3       Certain Rights of Trustee
          -------------------------

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

6.4       Not Responsible for Recitals or Issuance of Securities
          ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and, if the series of Securities was required to be registered under the Securities Act, that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

6.5       May Hold Securities
          -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, or the

Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

6.6       Money Held in Trust
          -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company in writing.

6.7       Compensation and Reimbursement
          ------------------------------

          The Company covenants and agrees:

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such expense, disbursement or advance may be attributable to its gross negligence or bad faith.

          "Trustee", for purposes of this Section 6.7, includes any predecessor Trustee, provided that the negligence or bad faith of any Trustee shall not
         -------------
affect the rights under this Section  6.7 of any other Trustee.

6.8       Disqualification; Conflicting Interests
          ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall, within 90 days of ascertaining that it has such conflicting interest, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture, and the Company shall take prompt action to have a successor Trustee appointed in the manner provided herein.

6.9       Corporate Trustee Required; Eligibility
          ---------------------------------------

          There shall at all times be a Trustee hereunder with respect to the Securities of each series and the Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least U.S. $50,000,000 and is subject to supervision or examination by United States Federal or State authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

6.10      Resignation and Removal; Appointment of Successor
          -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor

               Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

          (d)  If at any time:

                (i) the Trustee shall fail to comply with Section  68 after written request therefor by the Company or by any Holder; or

               (ii) the Trustee shall cease to be eligible under Section  69 and shall fail to resign after written request therefor by the Company or by any Holder; or

              (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation of liquidation, then, in any such case, (A) the Company by a Board Resolution, may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within 9 months after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
               Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

6.11      Acceptance of Appointment by Successor
          --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and upon the resignation or removal of the retiring Trustee, such instrument shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor
               Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

6.12      Merger, Conversion, Consolidation or Succession to Business
          -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In the event any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

6.13      Preferential Collection of Claims Against Company
          -------------------------------------------------

          If and when the Trustee with respect to any series of Securities which was required to be registered under the Exchange Act shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

6.14      Appointment of Authenticating Agent
          -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating
Agent. Each Authenticating Agent shall be acceptable to the Company and, if such Authenticating Agent is appointed with respect to any series of Securities which was required to be registered under the Exchange Act, shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than U.S. $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed by the Company for such payments, subject to the provisions of Section 6.7.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                         As Trustee

                         By:
                         As Authenticating Agent

                         By:
                         Authorized Officer


                                  ARTICLE 7

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
              -------------------------------------------------

7.1       Company to Furnish Trustee Names and Addresses of Holders
          ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee:

          (a) [semi-annually] [quarterly], not later than 15 days after the Regular Record Date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, [semi-annually] [quarterly], upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no
- --------  -------
such list shall be required to be furnished.

7.2       Preservation of Information; Communications to Holders
          ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities (i) contained in the most recent list furnished to the Trustee for each series as provided in Section 7.1 and (ii) received by the Trustee for each series in the capacity as Security Registrar if the Trustee is acting in such capacity.
               The Trustee may destroy any list furnished to it as provided in
               Section 71 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

7.3       Reports by Trustee
          ------------------

          The Trustee shall transmit to Holders of Securities, as their names and addresses appear in the Security Register, and to such Holders of Securities as have, within the two years preceding such transmissions, filed their names and addresses with the Trustee for that purpose, such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          A copy of such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

7.4       Reports by Company
          ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such
                                                       -------------
information,
documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. The provisions of this section shall not require the Company to make any filing with the Commission with respect to any series of Securities to which the Exchange Act and the Trust Indenture Act are not applicable.


                                  ARTICLE 8

            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
            ----------------------------------------------------

8.1       Company May Consolidate, Etc., Only on Certain Terms
          ----------------------------------------------------

          The Company shall not consolidate with or merge into any Person or convey, transfer, sell or lease its properties and assets substantially as an entirety (treating the Company and each Subsidiary of the Company as a single consolidated entity and treating any sale by any Subsidiary as a sale by the Company for such purpose) to any Person, and the Company shall not permit any Person (other than a wholly owned Subsidiary of the Company) to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (a) the Company shall consolidate with or merge into any Person or convey, transfer or lease its properties and assets substantially as an entirety (treating the Company and each Subsidiary of the Company as a single consolidated entity and treating any sale by any Subsidiary as a sale by the Company for such purpose) to any Person, where the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (treating the Company and each Subsidiary of the Company as a single consolidated entity and treating any sale by any Subsidiary as a sale by the Company for such purpose), shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or a state thereof or the District of Columbia, and such corporation, partnership or trust shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) the Trustee shall have received an Opinion of Counsel to the effect that the transaction will not result in the successor being required to make any deduction or withholding on account of any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of the Federal or any State or foreign Government or any authority or agency therein or thereof having power to tax from any payments in respect of the Securities;

          (c) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company, or such Subsidiary at the time of such transaction, no Event or Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

8.2       Successor Substituted
          ---------------------

          Upon any consolidation of the Company with, or merger of the Company into, any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation, partnership or trust formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation, partnership or trust had been named as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons.

                                   ARTICLE 9

                            SUPPLEMENTAL INDENTURES
                            -----------------------

9.1       Supplemental Indentures Without Consent of Holders
          --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities as provided for in
               Article 8; or

          (b) to add to the covenants of the Company or to surrender any right or power herein conferred upon the Company for the benefit of the Holders of all or any series of Securities and any coupons appertaining thereto (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or

          (c) to add any additional Events of Default with respect to the Securities of any or all series (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of one or more specified series); or

          (d) to add or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (e) to add, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition,
               -------------
               change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding of such series; or

          (f)  to secure the Securities; or

          (g) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (h) to evidence and provide for the acceptance of appointment hereunder by another corporation as a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (i) to comply with the requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or

          (j) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action
                                                       -------------
               pursuant to this clause 9.1(j) shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.

9.2       Supplemental Indentures with Consent of Holders
          -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall,
                --------  -------
without the consent of the Holder of each Outstanding Security affected thereby,

          (a) change the Maturity or the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the method of computing the amount of principal thereof or interest thereon on any date, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption, on or after the Redemption Date); or

          (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

          (c)  modify any of the provisions of this Section, Section 5.13 or
               Section 10.11, except to increase any such percentage, or to designate, in any supplemental indenture, additional provisions of this Indenture which, with respect to such series, cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that
                                                      --------  -------
               this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.11, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(h).

A supplemental indenture which changes or eliminates any covenants or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

9.3       Execution of Supplemental Indentures
          ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustees's own rights, duties or immunities under this Indenture or otherwise.

9.4       Effect of Supplemental Indentures
          ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

9.5       Conformity with the Trust Indenture Act
          ---------------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

9.6       Reference in Securities to Supplemental Indentures
          --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series and any coupons appertaining thereto so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series and any coupons appertaining thereto.


                                   ARTICLE 10

                                   COVENANTS
                                   ---------

10.1      Payment of Principal, Premium and Interest
          ------------------------------------------

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities and any coupons appertaining thereto of such series in accordance with the terms of the Securities and this Indenture and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Securities of such series. Unless otherwise specified as contemplated by Section 3.1 with respect to any series of Securities, any interest due on and Additional Amounts payable with respect to Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments, as are evidenced thereby as they severally mature.

10.2      Maintenance of Office or Agency
          -------------------------------

          If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (a) in the United States, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange for Registered Securities, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (b) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Bearer Securities of that series and related coupons may be presented and surrendered for payment (including payment of any Additional Amounts with respect to Bearer Securities of that series); and (c) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, Attention: Corporate Trust Department, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional

Amounts with respect to Bearer Securities of that series) at the office of any Paying Agent for such series located outside the United States, and the Company hereby appoints the Trustee and any such Paying Agent as its agent to receive all such presentations, surrenders, notices and demands.

          No payment of principal, premium or interest on, or Additional Amounts with respect to, Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States, nor shall any payments be made in respect of Bearer Securities or coupons appertaining thereto pursuant to the presentation to the Company or its designated Paying Agents within the United States; provided, however, that, if
                                                   --------  -------
the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any Additional Amounts payable on Securities of such series) shall be made at the office of the Company's Paying Agent in the United States, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

10.3      Money for Securities Payments to Be Held in Trust
          -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any coupons appertaining thereto, it will, on or before each due date of the principal of, or any premium or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons appertaining thereto, it will, prior to each due date of the principal of, or any premium or interest on, any Securities of such series, deposit with any such Paying Agent a sum sufficient to pay such principal, premium (if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium (if any) or interest thereon and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest on the Securities of such series; and (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of such series.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or the Company may by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, or any premium or interest on, any Security of any series and any coupon appertaining thereto and remaining unclaimed for three years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request (including interest income accrued on such funds, if any), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required
- --------  -------
to make any such repayment, may at the expense of the Company cause to be published once in the Wall Street Journal or other daily newspapers of national
                      -------------------
circulation in the United States or
cause to be given in the manner provided in Section 1.6 a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

          The Company initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

10.4      Statement by Officers as to Default
          -----------------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company, shall so be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. Such statement need not include reference to any default which has been fully cured prior to the date as of which such statement speaks. The Company also shall comply with Trust Indenture Act
Section 314(a)(4).

10.5      Existence
          ---------

          Subject to Article 8, the Company and each of its Material Subsidiaries will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that neither the Company nor any
                           --------  -------
such Material Subsidiary shall be required to preserve any such right or franchise if the Board of Directors of the Company or such Material Subsidiary, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Material Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

10.6      Maintenance of Properties
          -------------------------

          The Company will cause all material properties used or useful in the conduct of its business or the business of any Material Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as (and to the extent) in the judgment of the Company may be necessary or appropriate in connection with its business or any such Material

Subsidiary's business; provided, however, that nothing in this Section shall
                       --------  -------
prevent the Company from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

10.7      Payment of Taxes and Other Claims
          ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge
- --------  -------
or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; provided, further, that the Company shall not be
                         --------  -------
required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim unless the failures to pay or discharge such tax, assessment, charge or claim would individually or in the aggregate with all such failures, have a material adverse effect on the Company and its Subsidiaries taken as a whole.

10.8      Payment of Additional Amounts
          -----------------------------

          All payments made by the Company under or with respect to the Securities or any coupon appertaining thereto will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge imposed or levied by or on behalf of the Federal or any State Government or by any authority or agency therein or thereof having power to tax (hereinafter "Taxes"), unless the Company is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Company is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to the Securities or any coupon appertaining thereto, the Company will pay such Additional Amounts as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder would have received if such Taxes had not been withheld or deducted; provided that no Additional
                                              -------------
Amounts will be payable with respect to a payment made to a Holder (an "Excluded Holder") which is subject to such Taxes by reason of its being connected with the United States or any state therein otherwise than by the mere holding of Securities or any coupon appertaining thereto or the receipt of payments thereunder. The Company will also (i) make such withholding or deduction and (ii) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Company will furnish to the Holders of the Securities, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. The Company will indemnify and hold harmless each Holder (other than an Excluded Holder) and upon written request reimburse each such Holder for the amount of (i) any Taxes so levied or imposed and paid by such Holder as a result of payments made under or with respect to the Securities, (ii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, and (iii) any Taxes imposed with respect to any reimbursement under (i) or
(ii), but excluding any such Taxes on such Holders' net income.

          At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, stating the amounts so payable and setting forth such other information as is necessary to enable the Trustee to pay such Additional Amounts to Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal (and premium, if any), Redemption Price, interest or any other amount payable under or with respect to any Security or any coupon appertaining thereto, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made (if applicable).

          The obligations of the Company under this Section 10.8 survive the termination of the Indenture and the payment of all amounts under or with respect to the Securities.

10.9      SEC Reports
          -----------

          The Company shall file with the Trustee and make available to Holders of the Securities, within 15 days after it files them with the Commission, copies of its annual report and all information, documents and other reports which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Commission and provide the Trustee with and make available to Holders of the Securities the annual reports and all information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act. The Company also shall comply with all of the other provisions of Trust Indenture Act
Section 314(a).

10.10     Stay, Extension and Usury Laws
          ------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants, any other provision of this Indenture or the Securities, or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such stay, extension or law and covenants that it will not, by resort to any such stay, extension or law, hinder, delay or impede the execution of any power herein granted to the Trustee or any Holder, but will suffer and permit the execution of every such power as though no such stay, extension or law has been enacted or is in force.

10.11     Waiver of Certain Covenants
          ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition to which the Company is subject with respect to the Securities of any series by virtue of Section 3.1(r), or any covenant provided pursuant to Section 9.1(b) for the benefit of Holders of such series, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

10.12     Further Instruments and Acts
          ----------------------------

          Upon the reasonable request of the Trustee, the Company will execute and deliver all such further instruments and do all such further acts as may be necessary or proper to carry out effectively the intent and purpose of this Indenture and the Securities.

                                 ARTICLE 11

                            REDEMPTION OF SECURITIES
                            ------------------------

11.1      Applicability of Article
          ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

11.2      Election to Redeem; Notice to Trustee
          -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series of the same tenor, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed, which notice shall be irrevocable. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

11.3      Selection by Trustee of Securities to Be Redeemed
          -------------------------------------------------

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

          If any convertible or exchangeable Security selected for partial redemption is converted in part before the termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

          Upon any redemption of fewer than all of the Securities of any given series, the Company and the Trustee may treat as Outstanding any Securities surrendered for conversion or exchange during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part to the portion of the principal amount of such Securities which has been or is to be redeemed.

11.4      Notice of Redemption
          --------------------

          Notice of redemption shall be given in the manner provided in Section 1.6, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          Any notice that is mailed to the Holder of any Securities in the manner provided in Section 1.6 shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

          All notices of redemption shall state:

          (a)  the Redemption Date;

          (b) the Redemption Price and the amount of accrued interest, if any, to be paid;

          (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed;

          (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

          (e) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (f)  in the case of any Securities that are convertible pursuant to
               Article 14, the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion;

          (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (h) that the redemption is for a sinking or purchase fund or other analogous obligation, if such is the case;

          (i) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons appertaining thereto maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price or security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished; and

          (j) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 3.5 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

11.5      Deposit of Redemption Price
          ---------------------------

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

11.6      Securities Payable on Redemption Date
          -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and any coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be redeemed. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons appertaining thereto, if any, maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that all payments on Bearer
                                 --------  -------
Securities shall be made only in the manner provided in Section 10.2 for payments on Bearer Securities; and provided, further, that, unless otherwise
                                   --------  -------
specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.7.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons appertaining thereto maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons appertaining thereto, or the surrender of such missing coupon or coupons appertaining thereto may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided,
                                                                 --------
however, that interest (and any Additional Amounts with respect thereto)
- -------
represented by coupons appertaining thereto shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of those coupons appertaining thereto.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security and each Security shall remain convertible into Common Shares until the principal of such Security shall have been paid or fully provided for.

11.7      Securities Redeemed in Part
          ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                   ARTICLE 12

                                 SINKING FUNDS
                                 -------------

12.1      Applicability of Article
          ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

12.2      Satisfaction of Sinking Fund Payments with Securities
          -----------------------------------------------------

          The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have
                                          -------------
not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

12.3      Redemption of Securities for Sinking Fund
          -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering the crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                   ARTICLE 13

                       DEFEASANCE AND COVENANT DEFEASANCE
                       ----------------------------------

13.1      Company's Option to Effect Defeasance or Covenant Defeasance
          ------------------------------------------------------------

          The Company may elect, at its option by Board Resolution, at any time, to have either Section 13.2 or Section 13.3 applied to the Outstanding Securities of any series which was designated pursuant to Section 3.1 as being defeasible pursuant to this Article 13 (hereinafter called a "Defeasible Series"), upon compliance with each of the conditions set forth below in this
Article 13; provided that Section 13.2 shall not apply to any series of
            -------------
Securities that is convertible into or exchangeable for any other securities pursuant to Section 3.1(q).

13.2      Defeasance and Discharge
          ------------------------

          Upon the exercise by the Company of the option provided in Section
13.1 to have this Section 13.2 applied to the Outstanding Securities of any Defeasible Series and subject to the proviso to Section 13.1, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all of its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due,
(b) the obligations of the Company with respect to the Securities of such series under Sections 3.4, 3.5, 3.6, 10.2, 10.3 and 10.8, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article
13.1 Subject to compliance with this Article 13, the Company may exercise its option provided in Section 13.1 to have this Section 13.2 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 13.1 to have Section 13.3 applied to the Outstanding Securities of such series.

13.3      Covenant Defeasance
          -------------------

          Upon the exercise by the Company of the option provided in Section
13.1 to have this Section 13.3 applied to the

Outstanding Securities of any Defeasible Series, (a) the Company shall be released from its obligations under Sections 10.5 through 10.7, inclusive, and under any other covenant to which the Company is subject with respect to such series of Securities by virtue of Section 3.1(r) and Section 8.1 and (b) the occurrence of any event specified in Sections 5.1(d) (with respect to any of Section 10.5 through 10.7 inclusive and any other covenant to which the Company is subject with respect to such series of Securities by virtue of Section 3.1(r) and Section 8.1), shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Covenant
Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1(d)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

13.4      Conditions to Defeasance or Covenant Defeasance
          -----------------------------------------------

          The following shall be the conditions to application of either Section
 13.2 or Section 13.3 to the Outstanding Securities of any Defeasible Series:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article 13 applicable to it) and conveyed all right, title and interest to the Trustee for the benefit of the Holders of the Securities of such series, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged to the Trustee as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (i) an amount in the currency in which the Securities of such series are denominated and in which payments of principal, premium (if any) and interest are to be made, or (ii) the equivalent in Government Obligations denominated in the currency in which the Securities of such series are denominated and in which payments of principal, premium (if any), or interest are to be made, issued by the government that issued such currency through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants or chartered accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state, provincial and local taxes or other charges and assessments in respect thereof payable by the Trustee and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge each installment of principal (including mandatory sinking fund payments) of, and premium
               (not relating to optional redemption), if any, and interest on, the Outstanding Securities of such series on the dates such installments of principal of, and premium (not relating to optional redemption), if any, or interest are due up to the Stated Maturity Date, or the Redemption Date, as the case may be (provided that in the case of redemption, before such
                   -------------
               deposit, the Company must give to the Trustee, in accordance with Section 11.2 hereof, a notice of its election to redeem the Outstanding Securities at a future date in accordance with
               Article 11 hereof, which notice shall be irrevocable).

          (b) In the case of an election under Section 13.2 with respect to any series of Securities required to be registered under the Securities Act, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling or (ii) since the date first set forth herein above, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for United States Federal income tax purposes as a result of the deposit Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (c) In the case of an election under Section 13.3 with respect to any series of Securities required to be registered under the Securities Act, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

          (e) No Event of Default or event that (after notice of lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 5.1(e) and 5.1(f), at any time on or prior to the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 123rd day).

          (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming that all Securities are in default within the meaning of such Act).

          (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound.

          (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          (i) With respect to any series of Securities required to be registered under the Securities Act, such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

13.5      Deposited Money and Government Obligations to be Held in Trust; Other
          ---------------------------------------------------------------------
          Miscellaneous Provisions
          ------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.4 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law and shall not be subject to the claims of the holders of Senior Indebtedness.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

          Notwithstanding anything in this Article 13 to the contrary, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section
13.4 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants or chartered accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

13.6      Reinstatement
          -------------

          If the Trustee or Paying Agent is unable to apply any money in accordance with this Article 13 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article 13 with respect to Securities of such series and monies so deposited shall be returned to the Company.

                                   ARTICLE 14

                            CONVERSION OF SECURITIES
                            ------------------------

14.1      Applicability; Conversion Privilege and Conversion Price
          --------------------------------------------------------

          If pursuant to a Board Resolution with respect to Securities of any series, Securities of such series may be convertible into Common Shares of the Company, such conversion shall be in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is [U.S. $1,000] or an integral multiple of [U.S. $1,000] (unless otherwise specified in a Board Resolution or supplemental indenture with respect to the Securities of the relevant series), may be converted at the principal amount thereof, or of such portion thereof, into fully paid and non-assessable Common Shares (calculated as to each conversion to the nearest 1/100 of a share) of the Company, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the date specified for Securities of such series. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Redemption Date, unless the Company defaults in making the payment due upon redemption.

          The price at which Common Shares shall be delivered upon conversion (the "Conversion Price") shall initially be the price per Common Share at which the Securities of the relevant series are convertible as set forth in any Board Resolution with respect to such series (or any supplemental indenture with respect thereto). The Conversion Price shall be adjusted in certain instances as provided in Section 14.4.

14.2      Exercise of Conversion Privilege
          --------------------------------

          In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.2, accompanied by written notice to the Company (which shall be substantially in the form set forth in Section 2.3) at such office or agency or, if applicable, by notice in accordance with the procedures of the Depositary that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest

Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion; provided, however, that a Security surrendered for conversion on
                --------  -------
an Interest Payment Date need not be accompanied by a payment and interest on the principal amount of the Securities being converted will be paid on such Interest Payment Date to the Holder of such Security on the immediately preceding Record Date. Except as provided in the Securities and subject to the last paragraph of Section 3.7, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Shares issued upon conversion.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the date of conversion, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full Common Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 14.3.

          All Securities converted in accordance with the provisions of this
Article 14 are, and shall be deemed to have been, transferred to or for the account of the Company.

          In the case of any Security which is converted in part only, upon such conversion, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

14.3      Fractions of Shares
          -------------------

          No fractional Common Shares or other such securities shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional Common Share which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price per Common Share at the close of business on the day prior to the day of conversion on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on such exchange, on the principal (as determined by the Company's Board of Directors) national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated
Quotations National Market System or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

14.4      Adjustment of Conversion Price
          ------------------------------

          The Conversion Price with respect to any Security which is convertible into Common Shares shall be subject to adjustment from time to time as follows:

          (a) If the Company shall pay or make a dividend or other distribution on any class of equity capital of the Company which is payable in Common Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which (i) the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination and (ii) the denominator shall be the sum of such number of shares referred to in the preceding clause and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

          (b) If the Company shall issue rights or warrants to all holders of its Common Shares entitling them to subscribe for or purchase Common Shares at a price per share less than the current market price per Common Share (determined as provided in paragraph 144) on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which (i) the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares which the aggregate of the offering price of the total number of Common Shares so offered for subscription or purchase would purchase at such current market price and (ii) the denominator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

          (c) If outstanding Common Shares shall be subdivided into a greater number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding Common Shares shall be consolidated into a smaller number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effectively immediately after the opening of business on the day following the day upon which such subdivision or consolidation becomes effective.

          (d) If the Company shall, by dividend or otherwise, at any time distribute (other than periodic dividends declared or paid in accordance with the Company's practice as established from time to time) to all holders of its Common Shares cash (excluding any cash that is distributed as part of a distribution referred to in paragraph 14.4(f)) in an aggregate amount that, together with (i) the aggregate amount of any other distribution (other than periodic dividends declared or paid in accordance with the Company's practice as established from time to time) to all holders of its Common Shares made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to this paragraph 14.4(d) has been made and (ii) the aggregate of any cash plus the fair market value (as reasonably determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer or other offer by the Company or any Subsidiary to purchase all or any portion of the Company's Common Shares concluded within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to paragraph 14.4(e) has been made, exceeds ____% of the Company's Aggregate Market Capitalization (determined as provided in paragraph 14.4(i)), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph 14.4(d) by a fraction of which (i) the numerator shall be the current market price per Common Share (determined as provided in paragraph 14.4(h)) on such date less the amount of cash so distributed applicable to one Common Share and (ii) the denominator shall be such current market price per Common Share, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such cash dividend or other distribution; provided, however, that no adjustment shall be
                             --------  -------
               made with respect to any distribution of rights to purchase securities of the Company if a Holder of Securities would otherwise be entitled to receive such rights upon conversion or exchange at any time of such Securities into Common Shares or other such securities unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section as a dividend on the Common Shares or other such securities. Such adjustment shall become effective retroactively immediately after the record date for the determination of shareholders or holders of other such securities entitled to receive such distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

          (e) If a tender offer or other offer to purchase made by the Company or any Subsidiary for all or any portion of the Common Shares of the Company shall be consummated and such tender offer or other offer to purchase shall involve an aggregate consideration having a fair market value (as reasonably determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution) on the last time (the "Expiration Time") tenders may be made pursuant to such offer (as it may be amended) or Common Shares may be deposited pursuant to such other offer to purchase that, together with

               (i) the aggregate of the cash plus the fair market value (as reasonably determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution), as of the Expiration Time, of other consideration payable in respect of any tender offer or other offer to purchase by the Company or any Subsidiary for all or any portion of the Common Shares of the Company consummated within the 12 months preceding the Expiration Time and in respect of which no Conversion Price adjustment pursuant to this paragraph 14.4(e) has been made and (ii) the aggregate amount of any dividends or other distributions (other than periodic dividends declared or paid in accordance with the Company's practice as established from time to time) to all holders of the Common Shares of the Company made exclusively in cash within the 12 months preceding the Expiration Time and in respect of which no Conversion Price adjustment pursuant to paragraph 14.4(d) has been made, exceeds ____% of the product of the current market price per Common Share (determined as provided in paragraph 14.4(i)) on the Expiration Time times the number of Common Shares outstanding (including any tendered or deposited shares) on the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (i) the product of the current market price per Common Share (determined as provided in paragraph 14.4(i)) on the Expiration Time times the number of Common Shares outstanding (including any tendered or deposited shares) on the Expiration Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer or other offer to purchase) of all shares validly tendered or deposited and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and the denominator shall be the product of
               (i) such current market price per share on the Expiration Time times (ii) such number of outstanding shares on the Expiration Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          (f) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph 14.4(b), any cash dividends referred to in paragraph 14.4(d) and any dividends or distributions referred to in paragraph 14.4(a)), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per Common Share (determined as provided in paragraph 14.4(i)) on the date fixed for such determination less the then fair market value (as reasonably determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one Common Share and the denominator shall be such current market price per Common Share, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. For the purposes of this paragraph 14.4(f), the distribution of a security which is distributed not only to the holders of the Common Shares on the date fixed for the distribution of such security, but also is distributed with each Common Share delivered to a Holder exercising the
               conversion privilege subsequent to such distribution date, shall not require an adjustment of the Conversion Price
               pursuant to this paragraph 14.4(f); provided that on the date, if
                                                   -------------
               any, on which a Holder exercising the conversion or exchange privilege would no longer be entitled to receive such security with a Common Share (other than as a result of the termination of all such securities), a distribution of such securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this paragraph 14.4(f) (and such day shall be deemed to be "the date fixed for the determination of the shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of the immediately preceding sentence).

          (g) The reclassification of Common Shares into securities including securities other than Common Shares (other than any reclassification upon a consolidation or merger to which Section 14.11 applies) shall be deemed to involve (i) a distribution of such securities other than Common Shares to all holders of Common Shares (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph 14.4(f)), and (ii) a subdivision or consolidation, as the case may be, of the number of Common Shares outstanding immediately prior to such reclassification into the number of Common Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph 14.4(c)).

          (h) For the purpose of any computation under paragraphs 14.4(b), 14.4(d), 14.4(e) and 14.4(f), the current market price per Common Share on any date shall be deemed to be the average of the daily closing prices for the five consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on such exchange, on the principal (as reasonably determined by the Company's Board of Directors) national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

          (i) For purposes of any computation under paragraph 14.4(d), the Aggregate Market Capitalization shall be deemed to be the product of (i) the current market price (as determined in paragraph 14.4(h) above) on the last trading day of the most recent fiscal quarter and (ii) the number of Common Shares outstanding on the last trading day of the most recent fiscal quarter.

          (j) The Company may make such reductions in the Conversion Price, in addition to those required by paragraphs 14.4(a) through 14.4(g), as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph 14.4(j) and its good faith actions in so doing shall be final and conclusive.

          (k) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; provided, however, that any
                                          --------  -------
               adjustments which by reason of this paragraph 14.4(k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (l) For the purpose of this Section, each Holder of Securities shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, consolidation or reclassification (provided that if the kind or amount of securities receivable
               --------------
               upon such dividend, subdivision, consolidation or reclassification is not the same for each non-electing share, then the kind and amount of securities or other property receivable upon such dividend, subdivision, combination or reclassification for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

14.5      Notice of Adjustments of Conversion Price
          -----------------------------------------

          Whenever the Conversion Price is adjusted as herein provided:

          (a) the Company shall compute the adjusted Conversion Price in accordance with Section 14.4 and shall prepare a certificate signed by a responsible officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Corporate Trust Office of the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2; and

          (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be given to all holders in the manner provided in
               Section 1.6.

14.6      Notice of Certain Corporation Action
          ------------------------------------

          In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Shares payable otherwise than in cash out of its retained earnings; or

          (b) the Company shall authorize the granting to the holders of its Common Shares of rights or warrants to subscribe for or purchase any shares of equity capital of any class or of any other rights; or

          (c) the Company or any Subsidiary shall commence a tender offer or other offer to purchase any of its Common Shares; or

          (d) of any reclassification of the Common Shares of the Company (other than a subdivision or consolidation of its outstanding Common Shares), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (e) of the voluntary or involuntary dissolution, liquidation or winding up of the Company,

then the Company shall cause to be filed at the Corporate Trust Office of the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause notice to be given to all holders in the manner provided in Section 1.6, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, effective or expiration date hereinafter specified, stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution, rights or warrants are to be determined, (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (iii) the date on which such tender offer or other offer to purchase commenced, the date on which such tender offer or other offer to purchase is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 14.6 .

14.7      Company to Reserve Common Shares
          --------------------------------

          The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Securities, such number of its duly authorized Common Shares as are then issuable upon the conversion of all Outstanding Securities.

14.8      Taxes on Conversion
          -------------------

          The Company will pay any and all taxes that may be payable in respect of the issue or delivery of Common Shares on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Shares in a name other than that of the Holder or Bearer, as the case may be, of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

14.9      Covenant as to Common Shares
          ----------------------------

          The Company covenants that all Common Shares which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable and free and clear of any liens, charges or other encumbrances and, except as provided in Section 14.8, the Company will pay all taxes with respect to the issue thereof.

14.10     Company as Holder of Converted Securities
          -----------------------------------------

          All Securities surrendered for conversion pursuant to Section 14.2 shall be delivered to the Company. The Company (or any Person holding such Securities for the Company's account) shall be deemed to be the Holder of such Securities commencing on the close of business on the day such Securities are surrendered for conversion; provided, however, that while any of such
                            --------  -------
Securities are Outstanding and held by or for the account of any person other than the Company (or any Person holding such Securities for the Company's account), the Company (or any Person holding such Securities for the Company's account) shall not be entitled to any of the rights and remedies of a Holder hereunder, including the right to convert such Security into Common Shares of the Company, other than the unconditional right of a Holder to receive principal, premium and interest on such Securities and the right to enforce payment thereof as provided in Section 5.8.

14.11     Provisions in Case of Consolidation, Merger or Sale of Assets
          -------------------------------------------------------------

          In case of any consolidation of the Company with, or merger of the Company into, any other corporation, any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Company) or any sale or transfer of all or substantially all of the assets of the Company (treating the Company and each of its Subsidiaries as a single consolidated entity and treating any sale by a Subsidiary as a sale by the Company for such purpose), the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 14.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Shares of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii)
failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of
                          -------------
securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The Trustee shall not be under any responsibility to determine the correctness of any provision contained in such supplemental indenture relating to either the kind or amount of shares, other securities, cash or property receivable by Holders upon the conversion of their Securities after any such consolidation, merger, sale or transfer. The above provisions of this Section shall similarly apply to any successive consolidations, mergers, sales or transfers.

14.12     Responsibility of Trustee and Conversion Agent
          ----------------------------------------------

          Neither the Trustee nor any agent appointed to effect conversions shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any such conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any securities or property which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any such conversion agent makes any representation with respect thereto. Neither the Trustee nor any such conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or stock certificates or other securities or property or to make any cash payment upon the delivery of any Security for the purpose of conversion or to comply with any of the covenants contained in this Article.


                                   ARTICLE 15

                                 SUBORDINATION
                                 -------------

15.1      Securities Subordinate to Senior Indebtedness
          ---------------------------------------------

          The Company covenants and agrees, and each Holder of a Security of each series or coupon, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities of such series, including the principal of (and premium, if any) and interest on each and all of the Securities or coupons appertaining thereto, shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness of the Company with respect thereto, whether outstanding on the date of original issuance of Securities of such series or thereafter incurred; provided, however, that each series of
                                    --------  -------
Securities designated as Subordinated Indebtedness shall in all respects rank pari passu with all other series of Securities designated as Subordinated
- ---- -----
Indebtedness.

15.2      Payment Over of Proceeds Upon Dissolution, Etc.
          -----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding"), the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made in money or money's worth before the Holders of the Securities or related coupons are entitled to receive any payment or distribution of assets of the Company, of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on the Securities or related coupons or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities or related coupons in any such Proceeding.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security or related coupon shall have received any Securities Payment before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares or other securities of the Company provided for by a plan of reorganization or readjustment as reorganized or readjusted, or securities of the Company or any other corporation which are subordinated in right or payment to all then outstanding Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer, sale, or lease of its properties and assets, substantially as an entirety to another corporation upon the terms and conditions set forth in Article 8 shall not be deemed a Proceeding for the purposes of this Section if the corporation formed by such consolidation or into which the Company is merged or the corporation which acquires by conveyance, transfer, sale or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer, sale or lease, comply with the conditions set forth in Article 8.

15.3      Prior Payment to Senior Indebtedness upon Acceleration of Securities
          --------------------------------------------------------------------

          In the event that any Securities are declared due and payable before their Stated Maturity (an "Acceleration of Securities"), the holders of the Senior Indebtedness outstanding at the time of such Acceleration of Securities shall be entitled to receive payment in full of all amounts due or which become due as a result of such Acceleration of Securities on or in respect of all such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities or coupons appertaining thereto are entitled to receive any Securities Payment.

          In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to a Responsible Officer of the Trustee or such Holder, as the case may be, then and in such event such Securities Payment shall be paid over and delivered forthwith to the Company, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The provisions of this Section shall not apply to any Securities Payment with respect to which Section 15.2 would be applicable.

15.4      No Payment When Senior Indebtedness in Default
          ----------------------------------------------

          (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on or other monetary obligation with respect to any Senior Indebtedness beyond any applicable grace period with respect thereto, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or in the event any judicial proceeding shall be pending with respect to any such default, then no Securities Payment shall be made.

          (b) In addition and notwithstanding the foregoing, during the continuance of any event of default other than the payment of principal of (or premium, if any) or interest on or other monetary obligation with respect to any Senior Indebtedness, no payment may be made by the Company upon or in respect of any series of Securities for a payment blockage period ("Payment Blockage Period") commencing on the date the Company shall have received a notice from a holder of Senior Indebtedness or a trustee or other representative thereof and ending 179 days thereafter (unless such event of default shall have been cured or waived or such Payment Blockage Period shall have been terminated by written notice to the Company from such holder, trustee or representative thereof). Notwithstanding anything to the contrary herein, in no event shall any one Payment Blockage Period extend beyond 179 days. Notwithstanding anything to the contrary herein, Payment Blockage Periods aggregating more than 179 days may not be commenced with respect to any series of Securities during any period of 360 consecutive days.

          (c) In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder then and in such event such Securities Payment shall be paid over and delivered forthwith to the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          (d) The provisions of this Section 15.4 shall not apply to any Securities Payment with respect to which Section 15.2 would be applicable.

15.5      Payment Permitted If No Default
          -------------------------------

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company at any time except during the pendency of any Proceeding referred to in Section 15.2 or under the conditions described in Section 15.3 or 15.4, from making at any time Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it did not have actual knowledge that such Securities Payment would have been prohibited by the provisions of this Article.

15.6      Subrogation to Rights of Holders of Senior Indebtedness
          -------------------------------------------------------

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities or coupons appertaining thereto shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities or coupons appertaining thereto shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or coupons appertaining thereto or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or coupons appertaining thereto or the Trustee, shall, as among the Company, creditors other than holders of Senior Indebtedness and the Holders of the Securities or coupons appertaining thereto, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

15.7      Provisions Solely to Define Relative Rights and Subject to Applicable
          ---------------------------------------------------------------------
          Laws
          ----

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities or coupons appertaining thereto, on the one hand, and the holders of Senior Indebtedness, on the other hand, and are subject to all applicable laws. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or coupons appertaining thereto is intended to or shall (a) impair, as among the Company, the creditors of the Company other than holders of Senior Indebtedness and the Holders of the Securities or coupons appertaining thereto, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities or coupons appertaining thereto the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company and creditors of the Company other than the holders of Senior Indebtedness of the Holders of the Securities and coupons appertaining thereto; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

15.8      Trustee to Effectuate Subordination
          -----------------------------------

          Each Holder of a Security or coupon, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

15.9      No Waiver of Subordination Provisions
          -------------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities or coupons appertaining thereto, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities or coupons appertaining thereto to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company, and any other Person.

15.10     Notice to Trustee
          -----------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or coupons appertaining thereto. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or coupons appertaining thereto, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor or representative thereof, and prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received
                  --------  -------
the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security or coupons appertaining thereto), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to the date such amounts may be payable.

          Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice, and proof of ownership acceptable to the Trustee, by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor or representative thereof) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor or representative thereof). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of

Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

15.11     Reliance on Judicial Order or Certificate of Liquidating Agent
          --------------------------------------------------------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities or coupons appertaining thereto shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities or coupons appertaining thereto for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

15.12     Trustee Not Fiduciary for Holders of Senior Indebtedness
          --------------------------------------------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith and absent gross negligence or willful misconduct, mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

15.13     Rights of Trustee as Holder of Senior Indebtedness; Preservation of
          -------------------------------------------------------------------
          Trustee's Rights
          ----------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

15.14     Article Applicable to Paying Agents
          -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided,
                                                                 --------
however, that Section 15.10 and this section shall not apply to the Company or
- -------
any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

15.15     Subsidiaries
          ------------

          No payment, distribution of assets or other action may be taken by any Subsidiary of the Company with respect to the Securities or coupons appertaining thereto if the Company would be prohibited by this Article 15 from taking such action.

15.16     Rescission
          ----------

          The provisions of this Article 15 shall continue to be effective or be reinstated, as the case may be, if at any time any payment in respect of any of the Senior Indebtedness is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

15.17     Certain Conversions or Exchanges Deemed Payment
          -----------------------------------------------

          For purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities in accordance with their terms shall not be deemed to constitute a Securities Payment, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute a Securities Payment. For the purposes of this Section, the term "junior securities" means (i) shares of any class of the Company and (ii) other securities of the Company which are subordinated either contractually or structurally in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right which is absolute and unconditional, of the Holder of any Security to convert or exchange such Security in accordance with its terms.

                                   ARTICLE 16

                       MEETINGS OF HOLDERS OF SECURITIES
                       ---------------------------------

16.1      Purposes for Which Meetings May Be Called
          -----------------------------------------

          A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

16.2      Call, Notice and Place of Meetings
          ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section
               16.1. to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
               Section 1.6, not less than 20 nor more than 180 days prior the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any series, shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in Section 16.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

16.3      Persons Entitled to Vote at Meetings
          ------------------------------------

          To be entitled to vote at any meeting of Holders of Securities of any Series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or

Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

16.4      Quorum; Action
          --------------

          The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 16.5(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 16.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.

          Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section
        --------  -------
9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent or waiver which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage that is less than a majority in aggregate principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified aggregate principal amount of the Outstanding Securities of that series.

          Except as limited by the proviso to Section 9.2, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the coupons appertaining thereto, whether or not present or represented at the meeting.

16.5      Determination of Voting Rights; Conduct and Adjournment of Meetings
          -------------------------------------------------------------------

          (a) The holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 16.2(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each [U.S. $1,000] principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall
                                           --------  -------
               be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 16.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

16.6      Counting Votes and Recording Action of Meetings
          -----------------------------------------------

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 16.2 and, if applicable, Section 16.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballets voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 *     *     *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                          AMAX GOLD INC.


                                          By:_____________________________
                                          Name:___________________________
                                          Title:__________________________
ATTEST:


________________________________
Name:___________________________
Title:__________________________

                                               _____________________, as Trustee


                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

ATTEST:

_________________________________
Name:____________________________
Title:___________________________

                                   EXHIBIT A


                        FORM OF CERTIFICATE TO BE GIVEN
                    BY OWNER OF SECURITY OR BENEFICIAL OWNER
                        OF INTEREST IN A GLOBAL SECURITY


                                 AMAX GOLD INC.

                              TITLE OF SECURITIES

                               (THE "SECURITIES")


          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities that are held by the undersigned or held by you for the account of the undersigned (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that (A) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (B) acquired Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (A) or (B), each such United States financial institution hereby certifies, on its own behalf or through its agent, that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, (i) in the case of debt securities, the Securities are beneficially owned by a (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

          As used herein, "United States" means the United States of America (including the States and District of Columbia); and its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          We undertake to advise you promptly by telecopy or tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          [This certification excepts and does not relate to $__________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.] [Include this paragraph only if it is applicable]

          We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

*Dated: _______________, ____





- ------------
*To be dated no earlier than the Certification Date.

                      NAME OF PERSON MAKING CERTIFICATION



By:_______________________________
       As, or as Agent for, the
       beneficial owner(s) of the
       Securities to which this
       Certificate relates



By:_______________________________
       As, or as Agent for, the
       financial institution (if
       any) through which a United
       States person acquired the
       Securities to which this
       Certificate relates

                                   EXHIBIT B


                       FORM OF CERTIFICATION TO BE GIVEN
                           BY EUROCLEAR OR CEDEL S.A.


                                 AMAX GOLD INC.

                              TITLE OF SECURITIES

                               (THE "SECURITIES")


          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, dated as of _______________, between
Amax Gold Inc. and _______________________, as of the date hereof, {     }
principal amount of the above captioned securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (A) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (B) acquired Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (A) or (B), each such United States financial institution has certified, on its own behalf or through its agent, that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that the United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify with respect to the principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Indenture.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the parts submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Dated:_______________, _____
(dated the Exchange Date or
the Interest Payment Date)


                              -----------------------------------
                              as operator of the Euroclear System
                              {__________}
                                              or

                                         {CEDEL S.A.}


                              By:
                                 --------------------------------

                                     B-2